                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 2, 2002
                                                   ---------------



                          Williams Energy Partners L.P.
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             (Exact name of registrant as specified in its charter)


        Delaware                    1-16335                 73-1599053
    ---------------               -----------            ----------------
    (State or other               (Commission            (I.R.S. Employer
     jurisdiction of              File Number)           Identification No.)
     incorporation)



                One Williams Center, Tulsa, Oklahoma      74172
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         On January 2, 2002, Williams Energy Partners L.P. (the "Partnership") reported that it had purchased a natural gas liquids pipeline from Aux Sable Liquid Products L.P. for $8.9 million.

Item 7. Financial Statements and Exhibits.

         The Partnership files the following exhibit as part of this report:

         Exhibit 99.1 Copy of the Partnership's press release dated January 2, 2002, publicly announcing the information reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WILLIAMS ENERGY PARTNERS L.P.

                                       By: Williams GP LLC, its General Partner



Date: January 3, 2002                  /s/ Suzanne H. Costin
                                       --------------------------
                                       Name:  Suzanne H. Costin
                                       Title: Corporate Secretary

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
99.1              Copy of the Partnership's press release dated January 2, 2002, publicly announcing the information reported herein.